                                                                    EXHIBIT 10.4

                           DATED 17th SEPTEMBER 1992
                           -------------------------



                          GLYCYX PHARMACEUTICALS, LTD

                          SALIX PHARMACEUTICALS, INC.

                           BIOREX LABORATORIES, LTD


                        _______________________________
                              AMENDMENT AGREEMENT
                        _______________________________



                             HEWITSON BECKE + SHAW
                               4/5 Church Street
                                 Peterborough
                                    PE1 1XB

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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THIS AMENDMENT AGREEMENT, effective as of September 17th 1992 by and among
GLYCYX PHARMACEUTICALS, LTD., a Bermuda corporation having its registered offices at Cedar House, 41 Cedar Avenue, Hamilton, HM-12, Bermuda, ("Glycyx"), SALIX PHARMACEUTICALS, INC., a California corporation having its principal place of business at 3600 W. Bayshore Road, Palo Alto, California 94303 ("Salix") and BIOREX LABORATORIES, LTD, a United Kingdom corporation having its principal place of business at 2 Crossfield Chambers, Gladbeck Way, Enfield, Middlesex EN2 7HT ("Biorex").

WITNESSETH:

WHEREAS, Salix has licensed from Biorex the right to make, use and sell in the United States, Canada and Mexico a therapeutic pharmaceutical product based upon the compound Balsalazide pursuant to the terms of a License Agreement dated as of January 17, 1991 between Biorex and Salix (the "Salix License Agreement"); and

WHEREAS, Glycyx has licensed from Biorex the right to make, use and sell in territories throughout the world (excluding the United States, Canada, Mexico, Japan, Korea and Taiwan) a therapeutic pharmaceutical product based upon the compound Balsalazide pursuant to the terms of a License Agreement dated as of March 18, 1992 between Biorex and Glycyx (the "Original Agreement"); and
--------------

WHEREAS, Glycyx is interested in licensing to AB Astra ("Astra") certain rights to distribute in certain territories therapeutic pharmaceutical products based upon the compound Balsalazide upon the terms contained in a Distribution Agreement and a Research and Development both between Glycyx and Astra and Astra has requested that such territories include Mexico and Canada, the rights of which currently belong to Salix; and

WHEREAS, Biorex and Glycyx have agreed to supersede and replace in its entirety the Original Agreement by an agreement of even date hereof (the "Glycyx License Agreement"); and

WHEREAS, Salix and Biorex desire to amend the Salix License Agreement to provide that the territories of Canada and Mexico shall be removed from the Salix License Agreement and Glycyx and Biorex desire to have Canada and Mexico added to the Glycyx License Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually agree as follows:

1.   AMENDMENT TO SALIX LICENSE AGREEMENT
     ------------------------------------

1.1 Salix and Biorex acknowledge and agree that Section 1.10 of the Salix License Agreement is hereby amended and restated in its entirety to read as follows:-

     1.10 "Territory" means the United States (including its territories, possessions and the Commonwealth of Puerto
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                                     - 2 -


          Rico).

1.2 Salix and Biorex acknowledge and agree that the calculation of royalties payable by Salix to Biorex pursuant to Section 7 of the Salix License Agreement shall not include amounts attributable to sales of Products (as defined therein) by any person in Canada or Mexico.

2.   AMENDMENT TO GLYCYX LICENSE AGREEMENT
     -------------------------------------

2.1  Definitions
     -----------

     2.1.1 "Profits", "Initial License Fees" and "Biorex Profits" shall have the meaning given to them in the Glycyx License Agreement.

     2.1.2 "Astra Territory" shall mean all countries throughout the world (excluding the United States, Japan, Korea, Taiwan, Italy, Spain, Portugal and Greece.

     2.1.3 "Canada-Mexico Fees" small mean [*] of Initial Licence Fees paid to Glycyx in respect of all (and not part of) the Astra Territory.

     2.1.4 "Canada-Mexico Profit" shall mean [*] of Profits realized by Glycyx attributable to the Astra Territory.

     2.1.5     "Net Canada Mexico Profit" shall mean [*] of Canada Mexico
               Profit.

2.2 Glycyx and Biorex acknowledge and agree that the definition of Territory in the Glycyx License Agreement is hereby amended and restated in its entirety to read as follows:

          "Territory" means the entire world, but excluding the following countries: United States (including its territories, possessions and the Commonwealth of Puerto Rico), Japan, Korea and Taiwan.

2.3 For the purposes of section 7.1 of the Glycyx Licence Agreement the term "Initial Licence Fees" shall mean Initial Licence Fees (as defined in
     Article 1 of the Glycyx Licence Agreement) less the Canada-Mexico Fees, and Biorex Fees shall be calculated accordingly.

2.4  The amount of Net Canada-Mexico Profit paid to Salix by Glycyx pursuant to section 3.2.2 shall be paid out of Glycyx [*] under section 7.2 of the Glycyx Licence Agreement. Biorex Profit shall not be reduced as a result of any payments made pursuant to section 3.1 and/or section 3.2.2.

3.   PAYMENTS FROM GLYCYX TO SALIX
     -----------------------------

     In consideration for Salix agreeing to give up its rights under the Salix License Agreement to the territories of


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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     Mexico and Canada and in consideration for Glycyx agreeing to assume the obligations under the Glycyx License Agreement with respect to such territories, Glycyx hereby agrees to pay to Salix the amounts set forth below:-

3.l  Milestone Payments
     ------------------

                                               [*]

                                               [*]

                                               [*]

3.2  Sublicense Fees: Profit Sharing
     -------------------------------

     3.2.1     Sublicense Fees: Glycyx shall pay to Salix the Canada-Mexico Fees
               ---------------
               arising from the Astra Territory (the "Salix Fees").

     3.2.2     Profit Sharing: In addition to the Salix Fees to be paid to Salix
               --------------
               under 3.2.1 above, Glycyx agrees to pay to Salix [*]. Such payments shall be payable for so long as Glycyx is making payments to Biorex pursuant to Section 7.2.2 of the Glycyx License Agreement. Such amounts shall be paid to Salix quarterly in accordance with Section 5.1 below, on the basis of unaudited financial statements of Glycyx for the applicable quarter. However, the payment to Salix for the final quarter of a Glycyx fiscal year shall be made on the basis of Glycyx's audited financial statements for such fiscal year, and such payment shall be adjusted for the difference between the Profit as calculated during the year and as reflected in such audited financial statements. Notwithstanding Section 5.1 below, the report and payment due under this Section 3.2.2 for the final quarter of a Glycyx fiscal year shall not be due until ninety (90) days after the end of such quarter.

3.3  Combination Product: In the event a Product (as defined in the Glycyx
     -------------------
     License Agreement) is sold in a combination product with other biologically active components, Profits, for purposes of calculating payments due to Salix on the combination product, shall be calculated by multiplying the Profits of that combination product by the fraction A/B, where A is the gross selling price of the Product sold separately and B is the gross selling price of the combination product. In the event that no such separate sales are made by Glycyx or a permitted sublicensee, Profits

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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                                     - 4 -


     shall be reasonably allocated between such Product and such other component, as mutually agreed by Glycyx and Salix. In the event Glycyx receives Sublicense Fees from such a combination product, the amounts attributable to the Product shall be reasonably allocated by Glycyx on a similar basis.

4.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

4.1  Authorization: Each of Salix, Glycyx and Biorex represents and warrants
     -------------
     that it has the full right and authority to enter into this Agreement and perform its obligations hereunder.

4.2  No Other Representations: Except to the extent provided in this Clause 4 or
     ------------------------
     as contained in the Salix License Agreement and the Glycyx License Agreement, Salix, Glycyx and Biorex make no representations and extend no warranties of any kind, either expressed or implied Provided That the representations and warranties and indemnities given by Biorex in the Glycyx License Agreement shall be extended in favour of Glycyx in relation to Canada and Mexico. THE WARRANTIES EXPRESSLY SET FORTH IN THIS CLAUSE 4 BY EACH PARTY ARE EXCLUSIVE AND NO OTHER WARRANTY, WRITTEN OR ORAL, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, IS EXPRESSED OR IMPLIED.

5.   REPORTS AND ACCOUNTING
     ----------------------

5.1  Reports: During the term during which Glycyx is obligated to make payments
     --------
     to Salix pursuant to Section 3.2.2 of this Agreement, after the Commercial Introduction of a Product (as defined in the Glycyx License Agreement), Glycyx shall furnish to Salix on a quarterly basis a written report covering Glycyx's fiscal quarters showing, on a country by country basis,
     (i) the Sublicense Fees received by Glycyx during the reporting period;
     (ii) the Salix Fees and Profits payable in US Dollars which shall have accrued hereunder in respect of such quarter; (iii) withhold taxes, if any, required by law to be deducted in respect of such amounts; and (iv) the dates of the Commercial Introductions of any Products in any country in the Territory during the reporting period (as such terms are defined in the Glycyx License Agreement). Except as provided in 3.2.2 above, reports shall be due forty-five (45) days following the close of each respective quarter. in case no payments are due for any payment period hereunder, Glycyx shall so report. Glycyx shall keep accurate records in sufficient detail to enable the amounts payable hereunder to be determined.

5.2  Audits:
     -------

     5.2.1 Upon the written request of Salix, at Salix's expense and not more than once each Glycyx fiscal year, Glycyx shall permit or procure an independent public accountant selected by Salix and reasonably acceptable to Glycyx to have access during normal business hours to such of the
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                                     - 5 -


               records of Glycyx, its sub-licensees and Affiliates as may be reasonably necessary to verify the accuracy of the reports hereunder made not more than thirty-six (36) months prior to the date of such request.

     5.2.2 In the event such accountant concludes that additional amounts were owed during such period, the additional amount shall be paid promptly. The fees charged by such accountant shall be paid by Salix unless the audit establishes that the amounts payable by Glycyx for the audited period are more than one hundred and five percent (105%) of the amounts actually paid for such period, in which case Glycyx shall pay the reasonable fees and expenses charged by the accountant.

     5.2.3 Upon the expiration of thirty-six (36) months following the date of any payment report hereunder, the calculation of amounts payable with respect to the quarter covered by such report shall be binding and conclusive upon Salix; and Glycyx shall be released from any liability or accountability with respect to payments for such year.

5.3  Confidential Financial Information: Salix agrees that all information
     -----------------------------------
     subject to review under this Clause 5 is confidential and shall cause its accountant to retail all such information in confidence except for discussions with Glycyx.

6.   PAYMENTS
     --------

6.1  Payment Terms: Amounts shown to have accrued by each report provided for
     --------------
     under Clause 5 of this Agreement shall be due and payable on the date such report is due; provided, however that payments of Salix's share of Profits under Section 3.2.2 shall not be due until such Profits are actually received by Glycyx. Glycyx shall use commercially reasonable efforts to ensure prompt receipt of such Profits. Payment of such amounts in whole or in part may be made in advance of such due date. Amounts determined to be owing, and any overpayments to be credited, with respect to any prior quarter shall be added, together with interest thereon under Section 6.4 below from the date of the report for the quarter for which such amounts are owing, or the date of such overpayment, as the case may be, to the next quarterly payment hereunder.

6.2  Currency: All payments to Salix shall be made in US Dollars. Sublicense
     ---------
     Fees shall be first determined in the currency in which such amounts are received by Glycyx and then converted to its equivalent in US Dollars. The midpoint between the buying and selling rates of exchange for such currency in US Dollars, as quoted in The Wall Street Journal (US edition) as of the
                                 -----------------------
     last business day of the quarter for which the calculation is made, shall be used
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     for such conversion.

6.3  Exchange control: Notwithstanding sections 6.1 and 6.2 above, if at any
     -----------------
     time legal restrictions prevent the prompt remittance of part or all royalties or other payments with respect to any country of the Territory where the Product is sold (as such terms are defined in the Glycyx License Agreement), payment shall be made through such lawful means or methods as Salix may designate.

6.4  Late Payments:  Any payments that are not paid on or before the date such
     -------------
     payments are due under this Agreement shall bear interest to the extent permitted by applicable law at the time by the prime rate laid down from time to time by the Bank of England plus one percent, calculated on the number of days such payment is delinquent. This Section 6.4 shall in no way limit any other remedy available to either party.

6.5  Terms of this Agreement:  Glycyx, Salix and Biorex agree not to discuss the
     ------------------------
     financial terms or conditions of this Agreement to any third party without the prior written consent of the other parties hereto (which consent shall not be unreasonably withheld), except as required by applicable law, or to professional advisers, or to persons with whom Biorex, Salix or Glycyx has entered into or proposes to enter into a business relationship for the purposes of raising capital to run their business, and then only under conditions of confidence.

7.   FORCE MAJEURE
     -------------
     No party shall be held liable or responsible to the other parties nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party or from fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other parties.

8.   MISCELLANEOUS
     -------------

8.1  Notices.  Any notice or report required or permitted to be given or made
     -------
     under this Agreement by one of the parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery or courier) or courier, postage prepaid, addressed to such other party at its address indicated above, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee.

8.2  Applicable Law. This Agreement shall be governed by and construed in
     --------------
     accordance with the laws of England, without
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     regard to conflicts of laws provisions.

8.3  No Consequential Damages.  IN NO EVENT SHALL EITHER SALIX, GLYCYX OR BIOREX
     ------------------------
     OR THEIR AFFILIATES BE LIABLE FOR SPECIAL INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF PROFITS, PRODUCTION, USE OR SALES) BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY.

8.4  Entire Agreement.  This Agreement contains the entire understanding of the
     ----------------
     parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly excluded. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by all of the parties hereto.

8.5  Headings.  The captions to the several Articles and Sections hereof are not
     --------
     a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

8.6  Independent Contractors.  It is expressly agreed that Glycyx, Salix and
     -----------------------
     Biorex shall be independent contractors and that the relationship between the three parties shall not constitute a partnership, joint venture or agency. Neither Glycyx, Salix nor Biorex shall have the authority to make any statements, representations or commitments of any king, or to take any action, which shall be binding on the other, without the prior written authorisation of the other party to do so.

8.7  Waiver.  The waiver by a party hereto of any right hereunder or the failure
     ------
     to perform or of a breach by the other parties shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other parties whether of a similar nature or otherwise.

8.8  Further Assurances.  Glycyx shall use commercially reasonable efforts to
     ------------------
     ensure that each of its sublicensees and subcontractors shall observe and perform all the obligations and restrictions applicable to it under this Agreement.

8.9  Severability.  In case any one or more of the provisions contained in this
     ------------
     Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, but this Agreement shall be construed as if such invalid or illegal or unenforceable provisions had never been contained herein.

8.10 Effect of Agreement.  Except as specifically amended by Sections 1.1 and
     -------------------
     2.2 the rights, obligations and provisions of the Salix License Agreement and Glycyx License Agreement shall remain in full force and effect.
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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and
------------------
year first above written.


BIOREX LABORATORIES, LTD

By /s/ Lily Baxendale
   -------------------------

Title /s/ Managing Director
      ----------------------


GLYCYX PHARMACEUTICALS, LTD

By /s/ Randy Hamilton
   -------------------------
Title /s/ President
      ----------------------


SALIX PHARMACEUTICALS, INC.

By /s/ Randy Hamilton
   -------------------------
Title /s/ President
      ----------------------